15 Capital management (Details) - BRL (R$) R$ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Capital Management
Loans and financing	R$ 60,357	R$ 77,829
Lease liabilities	284,515	212,360
Accounts payable to selling shareholders	300,237	177,730
Less: cash and cash equivalents	(943,209)	(62,260)	R$ (25,490)	R$ (11,768)
Less: restricted cash	(16,841)	(18,810)
Net debt	(314,941)	174,489
Total equity	2,113,726	590,354
Total equity and net debt	R$ 1,798,785	R$ 764,843